UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 1, 2013

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QUALSTAR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

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California (State or other Jurisdiction of Incorporation or Organization)	000-30083 (Commission File Number)	95-3927330 (I.R.S. Employer Identification No.)

3990-B Heritage Oak Court Simi Valley, CA 93063
(Address of principal executive offices) (Zip Code)

(805) 583-7744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain

 Officers; Compensatory Arrangements of Certain Officers.

In furtherance of the Company’s efforts to reduce Qualstar’s cost structure, the Company eliminated the position of Vice President of Engineering and terminated the employment of William J. Lurie on November 1, 2013. Mr. Lurie’s duties shall be distributed among other employees of Qualstar.

On November 5, 2013, Qualstar Corporation (“Qualstar” or the “Company”) issued a press release announcing the departure of William J. Lurie, the Company’s Vice President of Engineering. A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
99.1	Press release issued by Qualstar Corporation on November 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALSTAR CORPORATION

Dated: November 6, 2013	By:	/s/ Steven N. Bronson
Name: Steven N. Bronson
Title: Chief Executive Officer and President